UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 7, 2024

EASTSIDE DISTILLING, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38182	20-3937596
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

755 Main Street, Building 4, Suite 3

Monroe, Connecticut 06468

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (458) 800-9154

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $0.0001 par value	EAST	The Nasdaq Stock Market LLC
(Title of Each Class)	(Trading Symbol)	(Name of Each Exchange on Which Registered)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously reported, on October 7, 2024, Eastside Distilling, Inc. (the “Company”), entered into an Agreement and Plan of Merger and Reorganization by and among the Company, East Acquisition Inc. (“Merger Sub”) and Beeline Financial Holdings, Inc. (“Beeline”) pursuant to which Beeline merged with and into Merger Sub and became a wholly-owned subsidiary of the Company.

This Amendment No. 1 on Form 8-K/A amends the Current Report on Form 8-K filed on October 7, 2024 in connection with the merger (the “Original 8-K”), to include the consolidated financial statements of Beeline and the combined pro forma financial information referred to in Item 9.01(a) and (b) below. Pursuant to the instructions to Item 9.01 of Form 8-K, the Company hereby amends Item 9.01 of the Original 8-K to include previously omitted consolidated financial statements and pro forma financial information. The information previously reported in the Original 8-K is hereby incorporated by reference into this Form 8-K/A.

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Item 9.01 Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

The audited consolidated financial statements of Beeline as of and for the fiscal years ended December 31, 2023 and 2022 are filed as Exhibit 99.1, and the unaudited condensed consolidated financial statements of Beeline as of and for the nine months ended September 30, 2024 and 2023 are filed as Exhibit 99.2, each of which is incorporated herein by reference.

(b) Pro forma financial information.

Unaudited pro forma combined financial information as of and for the fiscal year ended December 31, 2023 and as of and for the nine months ended September 30, 2024 is filed as Exhibit 99.3 and is incorporated herein by reference.

(d) Exhibits.

		Incorporated by Reference			Filed or Furnished
Exhibit #	Exhibit Description	Form	Date	Number	Herewith

99.1	Audited Consolidated Financial Statements of Beeline Financial Holdings, Inc. As of and for the fiscal years ended December 31, 2023 and 2022				Filed
99.2	Unaudited Consolidated Financial Statements of Beeline Financial Holdings, Inc. as of and for the nine months ended September 30, 2024 and 2023				Filed
99.3	Unaudited Combined Pro Forma Financial Information as of and for the fiscal year ended December 31, 2023 and nine months ended September 30, 2024				Filed
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2024

EASTSIDE DISTILLING, INC.

By:	/s/ Geoffrey Gwin
Geoffrey Gwin
Chief Executive Officer

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